COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

a)
Operating lease commitments

        The Company has operating lease agreements principally for its office properties in the PRC, Canada, Japan and USA. Such leases have remaining terms ranging from one to 104 months and are renewable upon negotiation. Rental expenses were $2,916,591, $5,444,078, and $8,618,436 for the years ended December 31, 2010, 2011 and 2012, respectively.

        Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2012 were as follows:

Year Ending December 31:	$
2013	4,691,218
2014	2,875,459
2015	1,729,320
2016	1,356,324
Thereafter	4,912,165

Total	15,564,486

b)
Property, plant and equipment purchase commitments

        As of December 31, 2012, short-term commitments for the purchase of property, plant and equipment were $3,205,562.

c)
Supply purchase commitments

        In order to secure future solar wafers supply, the Company has entered into long-term supply agreements with suppliers over the past several years. Under such agreements, the suppliers agreed to provide the Company with specified quantities of solar wafers, and the Company has made prepayments to the suppliers in accordance with the supply contracts. The prices of the supply contracts are generally subject to adjustment to reflect the prevailing market price at the transactions date.

        Total purchases under the long-term agreements were approximately $78,567,563, $190,901,780 and $143,109,363 during the years ended December 31, 2010, 2011 and 2012, respectively.

        The following is a schedule, by year, of future minimum obligation, using market prices as of December 31, 2012, under all supply agreements as of December 31, 2012:

Year Ending December 31:	$
2013	247,700,752
2014	247,700,752
2015	341,037,267

Total	836,438,771

d)
Contingencies

Deutsche Solar AG

        In 2007, the Company entered into a twelve-year wafer supply agreement with Deutsche Solar AG, under which the Company is required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule, commencing January 1, 2009. The fixed prices may be adjusted annually at the beginning of each calendar year by Deutsche Solar AG to reflect certain changes in their material costs. The agreement also contains a take-or-pay provision, which requires the Company to pay the contracted amount regardless of whether the Company acquires the contracted annual minimum volumes. In 2009, the Company did not meet the minimum volume requirements under the agreement. Deutsche Solar AG agreed that the Company could fulfill its fiscal 2009 purchase obligation in fiscal 2010. In 2010, the Company fulfilled its 2009 purchase commitment under the agreement but did not meet the minimum purchase obligation for 2010. In 2011, the Company did not meet its purchase commitment for the year. The Company believes that the take-or-pay provisions of the agreement are void under German law and, accordingly, as of December 31, 2010 had not accrued for the full $21,143,853 that would otherwise be due under the take-or-pay provision of the agreement. Rather, the Company assumed that it would be permitted to purchase its 2010 contracted quantity, in addition to its 2011 contracted quantity, in fiscal 2011 and had included the purchase obligation for both years in its evaluation of the loss on the long-term purchase commitments. The Company recorded a loss on firm purchase commitments of $1,562,002, $10,610,419 and nil for the years ended December 31, 2010, 2011 and 2012, respectively.

        In December 2011, Deutsche Solar AG gave notice to the Company to terminate the twelve-year wafer supply agreement with immediate effect. Deutsche Solar AG justified the termination with alleged breach of the agreement by the Company. In the notice, Deutsche Solar AG also reserved its right to claim damage of Euro148.6 million in court. The agreement was terminated in 2011. As a result, the Company reclassified the accrued loss on firm purchase commitments reserve of $27,862,017 as of December 31, 2011 to loss contingency accruals. In addition, the Company made a full bad debt allowance of $17,408,593 against the balance of its advance payments to Deutsche Solar as a result of the termination of the long-term supply contract. The accrued amount of $27,862,017 represents the Company's best estimate for its loss contingency. Deutsche Solar did not specify the basis for its claimed damage of Euro 148.6 million on the notice.

LDK

        In June 2008, the Company entered into two long-term supply purchase agreements with Jiangxi LDK Solar Hi-Tech Co., Ltd., or LDK, in which the Company was required to purchase a contracted minimum volume of wafers at pre-determined fixed prices and in accordance with a pre-determined schedule. In April 2010, the Company sent notice to LDK and announced termination of these two contracts. In July 2010, the Company filed a request for arbitration against LDK with the Shanghai Branch of the China Economic & Trade Arbitration Commission. In its arbitration request, the Company asked LDK to refund the advance of $9,517,110. The first hearing was held in October 2010, during which the Company and LDK exchanged and reviewed the evidence. In October 2010, LDK counterclaimed against the Company, seeking (1) forfeiture of the $9,517,110 advance, (2) compensation of approximately RMB377,000,000 ($59,832,722) for losses due to the alleged breach of the agreements, (3) a penalty of approximately RMB15,200,000($2,412,354) and (4) arbitration expenses up to RMB4,700,000 ($745,925). The second hearing was held on March 9, 2011, during which the parties presented arguments to the arbitration commission. The arbitration commission hosted a settlement discussion between the parties on May 13, 2011. As of December 31, 2011 and 2012, the Company had provided a full allowance against the advance to LDK of $9,517,110 and $9,538,172 due to the uncertainty of recovery. In December 2012, the Company made a non-cash provision totaling $30.3 million following an arbitration award made against the Company by the Shanghai Branch of China International Economic and Trade Arbitration Commission in favor of LDK. The Company disputes the merits of the arbitration award and will take all legal means to overturn or resist the implementation of the award.

Class Action Lawsuits

        On June 1, 2010, the Company announced that it would postpone the release of its financial results for the first quarter ended March 31, 2010 and its quarterly earnings call pending the outcome of an investigation by the Audit Committee of its Board of Directors that had been launched after the Company received a subpoena from the SEC requesting documents relating to, among other things, certain sales transactions in 2009. Thereafter six class action lawsuits were filed in the United States District Court for the Southern District of New York, or the New York cases, and another class action lawsuit was filed in the United States District Court for the Northern District of California, or the California case. The New York cases were consolidated into a single action in December 2010. On January 5, 2011, the California case was dismissed by the plaintiff, who became a member of the lead plaintiff group in the New York action. On March 11, 2011, a Consolidated Complaint was filed with respect to the New York action. The Consolidated Complaint alleges generally that its financial disclosures during 2009 and early 2010 were false or misleading; asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder; and names the Company, its chief executive officer and its former chief financial officer as defendants. The Company filed its motion to dismiss in May 2011, which was taken under submission by the Court in July 2011. On March 30, 2012, the Court dismissed the Consolidated Complaint with leave to amend, and the plaintiffs filed an Amended Consolidated Complaint against the same defendants on April 19, 2012. On March 28, 2013, the Court entered an order granting the Company's motion to dismiss and dismissing the Amended Consolidated Complaint with prejudice. On March 29, 2013, the Court entered judgment in the matter.

        In addition, a similar class action lawsuit was filed against the Company and certain of its executive officers in the Ontario Superior Court of Justice on August 10, 2010. The lawsuit alleges generally that its financial disclosures during 2009 and 2010 were false or misleading and brings claims under the shareholders' relief provisions of the Canada Business Corporations Act, Part XXIII.1 of the Ontario Securities Act as well as claims based on negligent misrepresentation. In December 2010, the Company filed a motion to dismiss the Ontario action on the basis that the Ontario Court has no jurisdiction over the claims and potential claims advanced by the plaintiff. The court dismissed the Company's motion on August 29, 2011. On March 30, 2012, the Ontario Court of Appeal denied the Company's appeal with regard to its jurisdictional motion. On November 29, 2012, the Supreme Court of Canada denied the Company's application for leave to appeal the order of the Ontario Court of Appeal. The Company's jurisdiction motion is therefore at an end. To proceed with the case, the plaintiff must now bring his own motions for class certification and for leave to assert the statutory cause of action under the Ontario Securities Act. These motions are scheduled for argument in the Ontario Superior Court of Justice in June 2013. The Company believes the Ontario action is without merit and it is defending it vigorously.

Countervailing and anti-dumping duties

        In October 2011, a trade action was filed with the U.S. Department of Commerce, or USDOC, and the U.S. International Trade Commission, or USITC, by the U.S. unit of SolarWorld AG and six other U.S. firms, accusing Chinese producers of crystalline silicon photovoltaic cells, or CSPV cells, whether or not incorporated into modules, of selling their products (i.e., CSPV cells or modules incorporating these cells) into the United States at less than fair value, or dumping, and of receiving countervailable subsidies from the Chinese authorities. These firms asked the U.S. government to impose anti-dumping and countervailing duties on CSPV cells imported from China. The USDOC and the USITC investigated the validity of these claims. The company was identified as one of a number of Chinese exporting producers of the subject goods to the U.S. market. The Company also has affiliate U.S. operations that import the subject goods from China.

        On October 9, 2012, the USDOC issued final affirmative determinations in the anti-dumping and countervailing duty investigations. On November 7, 2012, the USITC ruled that imports of CSPV cells had caused material injury to the U.S. CSPV industry. As a result of these rulings, the Company is required to pay cash deposits on CSPV cells imported into the U.S. from China, whether alone or incorporated into modules. The announced cash deposit rates applicable to the Company were 13.94% (anti-dumping duty) and 15.24% (countervailing duty). The actual rates at which duties will be assessed and payable may be subject to administrative review next year and may differ from the announced deposit rates. A number of parties have filed notice of their intent to challenge the rulings of the USDOC and USITC in appeals to the U.S. Court of International Trade. Decisions on those appeals are not expected until next year. During year 2012, the Company's net revenue generated from America is 19.6% of the total net revenue.

        On September 6, 2012, following a complaint lodged by SolarWorld AG and certain supporters, the European Commission initiated an anti-dumping investigation concerning imports into the European Union of CSPV modules and key components (i.e., cells and wafers) originating in China. On November 8, 2012, following a complaint lodged by the same parties, the European Commission initiated an anti-subsidy investigation on these products. In each investigation, the Company was identified as one of a number of Chinese exporting producers of these products to the EU market. The Company also has affiliate EU operations that import these products from China. During year 2012 the Company's net revenue generated from Europe is 50.1% of the total net revenue.

        The Company was not chosen as one of the "sampled" companies in these EU investigations, which were required to provide written information to the EU authorities.

        The Company requested "market economy treatment" in the anti-dumping investigation, but this request was denied. A number of other affected Chinese companies have filed an action for annulment of the decision that denied "market economy treatment".

        On March 5, 2013, the European Commission published a Regulation making all imports of CSPV modules and key components originating in or consigned from China subject to registration by EU Member State customs authorities. This registration requirement is likely to remain in effect through the pendency of the investigations. The Company filed comments contesting this registration decision and requested a hearing to express its views.

        Under the current timeline, it is expected that provisional anti-dumping duties, if any, will be announced by June 6, 2013, provisional countervailing duties, if any, will be announced by August 8, 2013 and definitive anti-dumping and countervailing duties, if any, will be announced by December 5 and 7, 2013, respectively.

        In late November 2012, India initiated an anti-dumping investigation on imported solar products from China, Taiwan, the United States and Malaysia. The scope of the Indian complaint includes thin-film and CSPV cells and modules, as well as "glass and other suitable substrates". The period of investigation is from January 1, 2011 to June 30, 2012. The Company has completed and submitted a "sampling questionnaire" and was chosen by the Indian authorities to be a sampled company. The Company is now compiling the data requested of it.